                                                                   EXHIBIT 10.19

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ) AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT ORAN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF MARCH 12,1999, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS SECURITY UPON REQUEST AND WITHOUT CHARGE.

                                               Right to Purchase
                                               3,450,206 Shares
                                               of Series B Convertible Preferred
                                               Stock of Arctic, Inc.

No. B-3

                                  ARCTIC, INC.

              SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

         Arctic, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Battery Ventures IV, L.P. (the "Holder"), or its successors or registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Boston, Massachusetts time, on the Expiration Date (as hereinafter defined), Three Million Four Hundred Fifty Thousand Two Hundred Six fully paid and nonassessable shares of Series B Convertible Preferred Stock, par value $.O1 per share, of the Company (the "Preferred Stock"), at a purchase price per share of $1.82 (the "Purchase Price"). The number of such shares of Preferred Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

         This Warrant is issued pursuant to a certain Preferred Stock and Preferred Stock Warrant Purchase Agreement (the "Agreement), dated as of February 25, 1999, by and among the Company and the persons named therein, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to the benefits of the Agreement, as provided therein. This Warrant is one of several warrants (the "Purchaser Warrants) representing the right to purchase up to an aggregate of 7,005,495 shares of Series B Convertible Preferred Stock issuable pursuant to the Agreement.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:




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       Series B Convertible Preferred Stock Purchase Warrant -- Page 2

       (a) The term "Company" shall include Arctic, Inc., a Delaware corporation, and any corporation that shall succeed to or assume the obligations of Arctic, Inc. hereunder.

       (b) The term "Expiration Date" refers to the earlier of March 12, 2004 or the date on which the Company consummates an "Initial Public Offering" (as defined in, Section 50 of the Company's Certificate of Designations filed with the Secretary of State of the State of Delaware on February 26, 1999 (the "Certificate of Designations")).

       (c) The term "Stockholders Agreement 'shall mean that certain Stockholders Agreement of the Company dated March 12, 1999, and attached to the Agreement as EXHIBIT 2.0' )F.

       1. (a) EXERCISE OF WARRANT. This Warrant may be exercised in full or in part at any time or from time to time until the Expiration Date by the holder hereof by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Preferred Stock designated by the holder in the subscription form by (b) the Purchase Price then in effect (or in accordance with the provisions of Section I (b) below). On any partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of. like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes and subject to applicable securities laws) may request, providing in the aggregate on the face or faces thereof for the number of shares of Preferred Stock for which such Warrant or Warrants may still be exercised.

          (b) NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       --------
                                          A


where X = the number of shares to be issued to the Holder pursuant to this
          Section I (b).

Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section I (b).

A = the Fair Market Value (as hereinafter defined) of one share of Series B
    Preferred Stock, as at the time the net issue election is made pursuant to this Section I (b).

B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section I (b).

       Series B Convertible Preferred Stock Purchase Warrant - Page 3

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Series B Preferred Stock.

         2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and subject to applicable securities laws) may direct. a certificate or certificates for the number of fully paid and nonassessable shares of Preferred Stock to which such holder shall be entitled on such exercise, in such denominations as may be requested by such holder, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value (as determined in. good faith by the Board of Directors) of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section I or otherwise.

         3. COVENANTS AS TO PREFERRED STOCK AND COMMON STOCK. The Company covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of this Warrant, and all shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, which may be issued upon the conversion of the Preferred Stock, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all. such actions as may be requisite to assure that the stated or par value per share of Preferred Stock is at all times equal to or less than the then effective Purchase Price per share of Preferred Stock -issuable upon exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Preferred Stock to provide for the exercise of this Warrant and shares of Common Stock to provide for the conversion of the Preferred Stock. If and so long as the Preferred Stock issuable upon the exercise of this Warrant or the Common Stock issuable upon conversion of the Preferred Stock is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all such shares of capital stock that are so listed.

         4. NO AMENDMENT OF CERTIFICATE of INCORPORATION ETC. The Company shall not without the written consent of the holders of at least a majority in interest of the Purchaser Warrants, (i) amend, alter or repeal the provisions of the Certificate of Designations as in existence on the date hereof, insofar as they relate to the rights, preferences and privileges of the Preferred Stock, or
(ii) authorize or effect any stock dividend payable in shares of Preferred Stock or any other class or series of preferred stock of the Company or any subdivision, split-up or combination of any outstanding shares of Preferred Stock or any other class or series of preferred stock of the Company.

         5. NO STOCKHOLDER RIGHTS This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

       Series B Convertible Preferred Stock Purchase Warrant -- Page 4

       6. RESTRICTIONS ON TRANSFER RIGHTS UNDER PURCHASE AGREEMENT: ETC. The holder of this Warrant by acceptance hereof agrees that the transfer of this Warrant, the shares of Preferred Stock issuable upon the exercise of all or any portion of this Warrant and the shares of Common Stock issuable upon conversion of such shares of Preferred Stock are subject to the provisions of the Agreement, the Stockholders Agreement and this Warrant, the shares of Preferred Stock issuable upon exercise of all or any portion of this Warrant, and the shares of Common Stock issuable upon conversion of such shares of Preferred Stock shall be entitled to all rights and benefits accorded thereto in the Agreement and the Stockholders Agreement, and the applicable provisions of the Agreement and the Stockholders Agreement are hereby incorporated herein by reference.

       7. TRANSFER OF WARRANT. Subject to the provisions of the Stockholders Agreement and subject to applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the agency or office of the Company referred to in Section 1, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Subject to the provisions of the Stockholders Agreement and subject to applicable securities laws, each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Company and all other persons dealing -with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until each transfer on such books, the Company. may treat the registered holder hereof as the owner hereof for all purposes.

       8. REORGANIZATIONS ETC. In case of any capital reorganization, of any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation . and which does not result in any change in the Preferred Stock) or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or of such other person to which such holder would have been entitled if he had held the Preferred Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale.

       9. EXCHANGE OF WARRANT. This Warrant is exchangeable upon the surrender hereof by the holders hereof at the office or agency of the Company designated in Section I hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holders hereof at the time of such surrender.

       Series B Convertible Preferred Stock Purchase Warrant -- Page 5

       10. LOST. STOLEN. MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at an), time enforceable by anyone.

       11 . MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of 9 Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the State of Connecticut. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument UNDER SEAT. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

       12. NOTICE PRIOR TO PUBLIC OFFERING The Company shall give each Holder at least twenty (20) days prior written notice of the effectiveness of any registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       Series B Convertible Preferred Stock Purchase Warrant -- Page 6

IN WITNESS WHEREOF. this Warrant has been executed this 9th day of April, 1999.


                                              ARCTIC, INC.

[Corporate Seal]                       By: /s/ OLOF ENGLUND
                                          ------------------------------

                                               Title:
Attest:

By: _____________________

Title: ___________________

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO ARCTIC, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ______________ shares of Series B Convertible Preferred Stock of ARCTIC, INC. and herewith makes payment of $______________________ therefor in cash, or elects to surrender the right to purchase shares of Series B Convertible Preferred Stock pursuant to Section I (b) of this Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________________ whose address is
____________________________________________________________.


Dated: _______________________                 ___________________________
                                               (Signature must conform to name
                                               of holder as specified on the
                                               face of the Warrant)

                                               ___________________________

                                               ___________________________
                                                         (Address)


                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right represented by the within Warrant to Purchase __________shares of Series B Convertible Preferred Stock of ARCTIC, INC. to which the within Warrant relates, and appoints _______________________ as its Attorney to transfer such right on the books of ARCTIC, INC. with full power of substitution in the premises.



Dated: _______________________                 _____________________________
                                               (Signature must conform to name
                                               of holder as specified on the
                                               face of the Warrant)

                                               ___________________________

                                               ___________________________


Signed in the presence of:

____________________________